                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Co-Registrants [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

                                          [_] Confidential, for Use of the
[X] Definitive Proxy Statement                Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                 DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.
              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
           (Names of Co-Registrants as Specified In Their Charters)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                 DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.
              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                             55 East Monroe Street
                            Chicago, Illinois 60603
                           Telephone (312) 263-2610
                NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held May 31, 2000

To the Shareholders of:
 Duff & Phelps Utilities Tax-Free Income Inc.
 Duff & Phelps Utility and Corporate Bond Trust Inc.

  NOTICE IS HEREBY GIVEN to the holders of shares of common stock, par value $.01 per share ("Common Shares"), of each of Duff & Phelps Utilities Tax-Free Income Inc. ("DTF") and of Duff & Phelps Utility and Corporate Bond Trust Inc. ("DUC") (DTF and DUC sometimes being referred to herein individually as a "Fund" and collectively as the "Funds") and to the holders of shares of preferred stock, liquidation preference $50,000 per share, designated Remarketed Preferred Stock (the "RP") of DTF, that the Annual Meetings of the Shareholders of DTF and DUC (the "Meeting") will be held jointly at The Cliff House, 395 Deer Cliff Road, Avon, Connecticut 06001, on May 31, 2000 at 8:00 a.m., for the following purposes:

    1. ELECT DIRECTORS: To elect directors of each Fund in the following manner:

      (a) with respect to DTF, to elect two directors, each to be elected by the holders of Common Shares of DTF and holders of RP of DTF, voting together as a single class, to serve until the Annual Meeting in 2003 or until successors are duly elected and qualified;

      (b) with respect to DTF, to elect one director by the holders of the shares of RP of DTF, voting as a separate class, to serve until the Annual Meeting in 2003 or until a successor is duly elected and qualified; and

      (c) with respect to DUC, to elect three directors by the holders of Common Shares of DUC, to serve until the Annual Meeting in 2003 or until successors are duly elected and qualified.

    2. INDEPENDENT AUDITORS: To ratify or reject the independent auditors for DTF and DUC in the following manner:

      (a) with respect to DTF, to ratify or reject, by the holders of Common Shares of DTF and holders of RP of DTF, voting together as a single class, the selection of Ernst & Young LLP as independent auditors for the Fund's fiscal year ending October 31, 2000; and

      (b) with respect to DUC, to ratify or reject, by the holders of Common Shares of DUC, the selection of Ernst & Young LLP as independent auditors for the Fund's fiscal year ending December 31, 2000.

    3. OTHER BUSINESS: To transact such other business as may properly come before the Meeting.

  Holders of record of Common Shares and RP of DTF and holders of Common Shares of DUC at the close of business on April 28, 2000, are entitled to notice of and to vote at the Meeting and any adjournment thereof.

                                          By order of the Boards of Directors
                                           of DTF and DUC

                                          Nancy J. Engberg, Secretary

May 3, 2000

  SHAREHOLDERS OF EACH OF THE FUNDS ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD WITH RESPECT TO EACH FUND IN WHICH YOU WERE A SHAREHOLDER AS OF THE RECORD DATE, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  MANAGEMENT OF EACH FUND RECOMMENDS THAT YOU CAST YOUR VOTE IN FAVOR OF THE NOMINEES FOR THE BOARDS OF DIRECTORS LISTED IN THE JOINT PROXY STATEMENT AND FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF EACH OF THE FUNDS.

                            YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY
                      NO MATTER HOW MANY SHARES YOU OWN.

                             JOINT PROXY STATEMENT

                 DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.
              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                             55 East Monroe Street
                            Chicago, Illinois 60603
                           Telephone (312) 263-2610

                     JOINT ANNUAL MEETING OF SHAREHOLDERS
                                 May 31, 2000

                                 INTRODUCTION

  This Joint Proxy Statement is furnished in connection with the solicitation by the Boards of Directors of Duff & Phelps Utilities Tax-Free Income Inc. ("DTF") and Duff & Phelps Utility and Corporate Bond Trust Inc. ("DUC") of proxies to be voted at the Joint Annual Meeting of Shareholders of DTF and DUC, and at any and all adjournments thereof (the "Meeting"), to be held at The Cliff House, 395 Deer Cliff Road, Avon, Connecticut 06001, on May 31, 2000 at 8:00 a.m. The approximate mailing date of this Joint Proxy Statement and accompanying forms of proxy is May 3, 2000. DTF and DUC sometimes are referred to herein individually as a "Fund" and collectively as the "Funds".

  The Board of Directors of DTF has fixed the close of business on April 28, 2000 as the record date (the "Record Date") for the determination of holders of shares of common stock, par value $0.01 per share, of DTF ("DTF Common Shares") and holders of shares of preferred stock, liquidation preference $50,000 per share, designated Remarketed Preferred Stock, of DTF ("RP") entitled to vote at the Meeting. The Board of Directors of DUC has fixed the close of business on April 28, 2000 as the Record Date for the determination of holders of shares of common stock, par value $0.01 per share, of DUC ("DUC Common Shares" and, collectively with the DTF Common Shares and the RP, the "Shares") entitled to vote at the Meeting. Holders of Shares on the Record Date will be entitled to one vote for each Share held, with no Shares having cumulative voting rights. As of the Record Date, there were 8,507,456 issued and outstanding DTF Common Shares, 1,300 issued and outstanding shares of RP, and 26,015,314 issued and outstanding DUC Common Shares.

  As of the Record Date, to the knowledge of the management of each respective Fund, no person beneficially owned more than 5% of the DTF Common Shares, the RP or the DUC Common Shares.

  The Meeting is scheduled as a joint meeting of the respective Shareholders of the Funds because the Shareholders of each Fund are expected to consider and vote on similar matters. The Boards of Directors have determined that the use of a joint proxy statement for the Meeting is in the best interest of the Shareholders of each Fund. In the event that any Shareholder of a Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of such Fund's meeting to a time immediately after the Meeting, so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on each of the proposals relating to their respective Fund, and an unfavorable vote on a proposal by the Shareholders of one Fund will not affect the implementation by the other Fund of such proposal if the Shareholders of such other Fund approve the proposal.

  With respect to DTF, the holders of shares of RP will vote together with the holders of DTF Common Shares as a single class on all proposals to be brought before the Meeting, except with respect to the proposal to elect Everett L. Morris to serve as a Class II Director of DTF for which proposal the holders of shares of RP will vote as a separate class.

                        Summary of Voting on Proposals

                                                                      Classes of Shares of
                               Affected                              such Funds Entitled to
      Proposal                  Funds                                         Vote
      --------                 --------                              ----------------------
      1(a)                       DTF                                DTF Common Shares and RP
      1(b)                       DTF                                RP
      1(c)                       DUC                                DUC Common Shares
      2(a)                       DTF                                DTF Common Shares and RP
      2(b)                       DUC                                DUC Common Shares

  The voting requirement for passage of a particular proposal depends on the nature of the particular proposal. Proposal 1 requires the affirmative vote of a plurality of the Shares of a Fund entitled to vote thereon present at the Meeting in person or by proxy and voting to elect the respective nominees as Directors. Proposal 2 requires the affirmative vote of a majority of the Shares of a Fund entitled to vote thereon present at the Meeting in person or by proxy and voting to ratify the selection of the independent auditors.

  On the matters coming before the Meeting as to which a choice has been specified by the Shareholders by means of the ballot on the proxy, the respective Shares will be voted accordingly. Shares not voted with respect to a proposal due to an abstention or broker non-vote will be deemed votes not cast with respect to such proposal, but such Shares will be deemed present for quorum purposes. Management of each Fund recommends that you cast your vote IN FAVOR of the nominees for Directors of each Fund listed in this Joint Proxy Statement and FOR ratification of the selection of Ernst & Young LLP as independent auditors for each of DTF's and DUC's fiscal year ending in 2000. If a proxy is executed and returned and no choice is specified thereon, the Shares will be voted IN FAVOR of the nominees for Directors of each Fund listed in this Joint Proxy Statement and FOR ratification of the selection of Ernst & Young LLP as independent auditors for each of DTF's and DUC's fiscal year ending in 2000. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

  The Boards of Directors of the Funds know of no business other than that mentioned in Proposals 1 and 2 in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies, provided they determine such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

  Duff & Phelps Investment Management Co. (the "Adviser") is the investment adviser for each of the Funds. The Adviser has acted as investment adviser for each Fund since it commenced investment operations. The Adviser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). The address of the Adviser is 55 East Monroe Street, Chicago, Illinois 60603. The address of PXP is 56 Prospect Street, Hartford, Connecticut 06115. PXP is a majority-owned subsidiary of PM Holdings, Inc. PM Holdings, Inc. is a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company, a New York mutual life insurance company ("Phoenix Home Life"). The address of Phoenix Home Life is One American Row, Hartford, Connecticut 06115.

  The Annual Reports to Shareholders of each Fund, which includes financial statements of each Fund as of its 1999 fiscal year end, have previously been mailed to shareholders. Each Fund will furnish, without charge, a copy of such reports to shareholders who request them by contacting the administrator of the respective Fund as set forth on page 11 of this Proxy.

                       PROPOSAL 1: ELECTION OF DIRECTORS

  At the Meeting, Shareholders of each Fund will vote for the election of nominees to serve as Directors of their respective Fund. The Board of Directors of each of DTF and DUC currently is comprised of the same nine
Directors: Messrs. Conway, Crawford, Dalzell-Payne, Georgeson, Jeffries, McLoughlin, Morris and Pavia, and Ms. Moran. Messrs. Georgeson, Jeffries, Morris and Pavia have each served on the Boards of Directors of DTF and DUC since the commencement of operations of the respective Funds. Mr. Crawford was elected to serve on the Boards of Directors of DTF and DUC effective November 1, 1995. Mr. Conway was appointed to serve on the Boards of Directors of DTF and DUC effective December 21, 1995. Messrs. Crawford and Conway were first elected by the Shareholders of each respective Fund at a joint meeting of such Shareholders on May 15, 1996. Messrs. Dalzell-Payne and McLoughlin were appointed to serve on the Boards of Directors of DTF and DUC effective July 1, 1996. Ms. Moran was appointed to serve on the Boards of Directors of DTF and DUC effective August 22, 1996. Messrs. Dalzell-Payne and McLoughlin and Ms. Moran were first elected by the Shareholders of each respective Fund at a joint meeting of such Shareholders on May 28, 1997.

  The table below sets forth the names, ages, principal occupations and other information with respect to each of the current Directors.

                                                                                   Common
                                     Principal Occupations or                      Shares     RP
Name, Address and Age               Employment in Past 5 Years               Fund Owned/1/ Owned/1/
---------------------               --------------------------               ---- -------- --------
E. Virgil Conway       Chairman and Board Member of the Metropolitan         DTF    --        --
9 Rittenhouse Road     Transportation Authority (1992-present). Chairman     DUC    --
Bronxville, NY 10708   and Trustee of the Harlem Youth Development
Age: 70                Foundation (1987-present). Trustee/Director of
                       Consolidated Edison Company of New York, Inc. (1970-
                       present), Pace University (1978-present), Atlantic
                       Mutual Insurance Company (1974-present), HRE
                       Properties (1989-present), Union Pacific Corp.
                       (1978-present), Atlantic Reinsurance Company (1986-
                       present), Blackstone Fund for Freddie Mac Securities
                       (Advisory Director) (1990-present) Centennial
                       Insurance Company (1974-present), Josiah Macy, Jr.,
                       Foundation (1973-present), Trism, Inc. (1994-
                       present), Accuhealth, Inc. (1994-present), Realty
                       Foundation of New York (1972-present), National
                       Affiliated Investment Companies (1983-1993).
                       Chairman (1990-1996), Audit Committee of the City of
                       New York (Member, 1981-1996). Director/Trustee,
                       Phoenix Funds (1993-present), Phoenix Duff & Phelps
                       Institutional Mutual Funds (1995-present), Phoenix-
                       Aberdeen Series Fund (1996-present), Phoenix-Seneca
                       Funds (March 2000-present). Chairman and Director of
                       New York Housing Partnership Development Corp.
                       (1981-present). Chairman of Financial Accounting
                       Standards Advisory Counsel (1992-1995). Former
                       Director, New York Chamber of Commerce and Industry
                       (1974-1990).

                                                                                   Common
                                        Principal Occupations or                   Shares     RP
    Name, Address and Age              Employment in Past 5 Years            Fund Owned/1/ Owned/1/
    ---------------------              --------------------------            ---- -------- --------
 William W. Crawford         Mr. Crawford currently is retired and is the    DTF    1,000     --
 3003 Gulf Shore Blvd. North former President and Chief Operating Officer    DUC    1,000
 #401                        of Hilliard, Lyons, Inc., a registered
 Naples, FL 33940            broker-dealer. Mr. Crawford also is a Trustee
  Age: 71                    of Phoenix Duff & Phelps Institutional Mutual
                             Funds and Phoenix-Seneca Funds.
 Harry Dalzell-Payne         Director/Trustee, Phoenix Funds (1993-          DTF       --     --
 The Flat, Elmore Court      present). Director, Phoenix Duff & Phelps       DUC       --
 Elmore, GLOS GL2 6NT, UK    Institutional Mutual Funds (1996-present).
  Age: 71                    Trustee, Phoenix-Aberdeen Series Fund (1996-
                             present), Phoenix Funds (1993-present),
                             Phoenix-Seneca Funds (1999-present).
                             Director, Farragut Mortgage Co., Inc. (1991-
                             1994). Director/Trustee, the National
                             Affiliated Investment Companies (1983-1993).
                             Formerly a Major General of the British Army.
 William N. Georgeson        Mr. Georgeson currently is retired and is a     DTF    2,000     --
 575 Glenwood Road           former                                          DUC    3,033
 Lake Forest, IL 60045       Vice President of Nuveen Advisory Corp., an
  Age: 72                    investment adviser. Mr. Georgeson also is a
                             Trustee of Phoenix Duff & Phelps
                             Institutional Mutual Funds and Phoenix-Seneca
                             Funds.
 Francis E. Jeffries*,/3/    Mr. Jeffries is the Chairman of the Board of    DTF   27,787     --
 8477 Bay Colony Drive       Directors and President of DTF and DUC. Until   DUC   15,286
 #902                        May 13, 1997, Mr. Jeffries was Chairman of
 Naples, FL 34108            the Board of PD&P and he is currently a
  Age: 69                    Director of The Empire District Electric
                             Company. Prior to July 1995, Mr. Jeffries was
                             also President of the predecessor of PXP and
                             Chairman of the Board of the Adviser. Since
                             1996, he is also a Director/Trustee of
                             Phoenix Funds, Phoenix Duff & Phelps
                             Institutional Mutual Funds, Phoenix-Aberdeen
                             Series Fund and since March, 2000 of Phoenix-
                             Seneca Funds. Since 1987, he has been a
                             Director of Duff & Phelps Utilities Income,
                             Inc.
 Philip R. McLoughlin*       Director and Chief Executive Officer (1995-     DTF      250     --
 56 Prospect Street          present) and Chairman (1997-present), Phoenix   DUC       --
 Hartford, CT 06115          Duff & Phelps Corporation. Director (1994-
  Age: 54                    present) and Executive Vice President,
                             Investments, (1988-present) Phoenix Home Life
                             Mutual Insurance Company. Director/Trustee
                             and President, Phoenix Funds (1989-present).
                             Trustee, Phoenix-Aberdeen Series Fund (1996-
                             present). Director (1986-present) Aberdeen
                             Asset Management plc. Director, (1983-
                             present) and Chairman (1995-present) Phoenix
                             Investment Counsel, Inc. Director (1984-
                             present) and Chairman (1990-present), Phoenix
                             Equity Planning Corporation. Director,
                             Phoenix Realty Group, Inc. (1994-present),
                             Phoenix Realty Advisers, Inc. (1987-present),

                                                                              Common
                                    Principal Occupations or                  Shares     RP
 Name, Address and Age             Employment in Past 5 Years           Fund Owned/1/ Owned/1/
 ---------------------             --------------------------           ---- -------- --------
                         PXRE Group (1985-present), and World Trust
                         Fund (1991-present). Director and Executive
                         Vice President, Phoenix Life and Annuity
                         Company (1996-present), Director and
                         Executive Vice President, PHL Variable
                         Insurance Company (1995-present), and
                         Director, Phoenix Charter Oak Trust Company
                         (1996-present). Director (1994-present),
                         Chairman (1996-present) and Chief Executive
                         Officer (1995-1996), National Securities &
                         Research Corporation and Director and
                         President, Phoenix Securities Group, Inc.
                         (1993-1996). Director (1992-present) and
                         President (1992-1994), W.S. Griffith & Co.,
                         Inc. (1992-1995) and Director (1992-present)
                         and President (1992-1994), Townsend Financial
                         Advisers, Inc. Director and Vice President,
                         PM Holdings, Inc. (1985-present).
 Eileen A. Moran         President and Chief Executive Officer, PSEG    DTF       --     --
 23 Woodland Drive       Resources Inc. (1990-present). Director,       DUC    1,000
 East Windsor, NJ 08520  Phoenix Duff & Phelps Institutional Mutual
  Age: 46                Funds (1996-present) and Phoenix-Seneca Funds
                         (March 2000-present).
 Everett L. Morris/2     Mr. Morris is a Vice President of W. H.        DTF   97,838     --
 / 164 Laird Road        Reaves and Company. Prior to March 1993, Mr.   DUC   56,186
 Colts Neck, NJ 07722    Morris was a Director of Public Service
  Age: 71                Enterprise Group Incorporated and President
                         and Chief Operating Officer of Enterprise
                         Diversified Holdings Incorporated. Prior to
                         January 1992, Mr. Morris was Senior Executive
                         Vice President and Chief Financial Officer of
                         Public Service Electric and Gas Company.
                         Prior to 1991, Mr. Morris was a director of
                         First Fidelity Bank, N.A., N.J. Since 1996 he
                         is also a Director/Trustee of Phoenix Funds,
                         Phoenix Duff & Phelps Institutional Mutual
                         Funds, Phoenix-Aberdeen Series Fund and
                         Phoenix-Seneca Funds (March 2000-present).
 Richard A. Pavia/2      Mr. Pavia is a Director of Speer Financial,    DTF    3,816     --
 / 7145 North Ionia      Inc., a regional company specializing in       DUC    3,753
 Chicago, IL 60646       public finance. Mr. Pavia has retired from
  Age: 69                his position as Chairman and Chief Executive
                         Officer of Speer Financial, Inc. Mr. Pavia
                         also is a Trustee of Phoenix Duff & Phelps
                         Institutional Mutual Funds and Phoenix-Seneca
                         Funds (March 2000-present).

--------
* "Interested person" of the Funds (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")).
/1/Ownership of DTF and DUC shares can be direct or beneficial.
/2/Directors of DTF to be elected by the holders of the RP voting as a separate class.
/3/Mr. Jeffries disclaims beneficial ownership of 8,774 of the DTF shares listed and 1,662 of DUC shares listed.

  Each Board of Directors held four meetings during its respective 1999 fiscal year. Each Director attended at least 75% of the meetings of the Board of Directors held during the period for which he was a Director.

  Each Fund has an audit committee and nominating committee consisting of Messrs. Conway, Crawford, Dalzell-Payne, Georgeson, Morris, and Pavia and Ms. Moran, those Directors who are not "interested persons" of the Funds as defined in the 1940 Act. Mr. Jeffries is an ex-officio member of each of the audit committee and the nominating committee. The audit committee is responsible for supervision of the Funds' independent accountants, the annual review of the Funds' investment advisory agreements and any other matters requiring the approval of the Directors who are not "interested persons" of the Funds pursuant to the 1940 Act. The nominating committee is responsible for nominating directors and will only consider candidates proposed and selected by Directors to serve on the Board of Directors. Each Fund's audit committee and nominating committee held two meetings and one meeting, respectively, during such Fund's 1999 fiscal year. Each such Director attended at least 75% of the meetings of the audit committee and nominating committee held during the period for which he was a Director.

  Each Director who is an "affiliated person" of the Adviser (within the meaning of Section 2(a)(3) of the 1940 Act) by reason of being a full-time employee of the Adviser receives no compensation from the Funds for acting as director. Each of the other Directors is paid the following amounts for his or her service as a Director: (i) an annual fee of $24,000 (representing a combined retainer for directorships held by such person for each of the Funds), which amount is allocated among the Funds with $16,000 of such annual fee being allocated to DUC and $8,000 of such annual fee being allocated to DTF; (ii) an additional $2,500 to any Director who serves as a chairman of a committee of the Board of Directors; (iii) an attendance fee of $1,000 per regular meeting; (iv) an attendance fee of $500 per committee meeting; and (v) all out-of-pocket expenses of such members incurred in connection with each of the foregoing meetings. The following table summarizes the compensation paid to Directors of each Fund for its respective fiscal year ended in 1999:

                              COMPENSATION TABLE

                              Aggregate
                            Compensation                                    Total
                           from each Fund                     Estimated  Compensation
                         for which Director     Retirement      Annual     from the
                         Serves on Board/2/      Benefits      Benefits   Funds and
                         ------------------- Accrued as part     Upon        Fund
Name/1/                     DTF       DUC    of Fund Expenses Retirement  Complex/3/
-------                  --------- --------- ---------------- ---------- ------------
E. Virgil Conway........ $  14,000 $  21,500       N/A           N/A       $46,250
William W. Crawford..... $  14,000 $  21,500       N/A           N/A       $41,500
Harry Dalzell-Payne..... $  14,000 $  21,500       N/A           N/A       $45,250
William N. Georgeson.... $  14,000 $  24,000       N/A           N/A       $44,250
Francis E. Jeffries..... $  14,000 $  27,500       N/A           N/A       $47,500
Eileen A. Moran......... $  19,000 $  21,500       N/A           N/A       $46,750
Everett L. Morris....... $  20,000 $  24,000       N/A           N/A       $51,750
Richard A. Pavia........ $  14,000 $  21,500       N/A           N/A       $48,500

--------
/1/Mr. McLoughlin was an "affiliated person" of the Adviser by reason of being a full-time employee of the Adviser during the last fiscal year of the Funds and did not receive any compensation directly from the Funds.
/2/The amounts shown are for each Fund's fiscal year ended in 1999.
/3/The Fund Complex is comprised of eight funds, including DTF, DUC and six funds included in Phoenix Duff & Phelps Institutional Mutual Funds. The amounts shown are accumulated from the Aggregate Compensation from each fund in the Fund Complex during such fund's fiscal year ended in 1999. Messrs. Conway, Dalzell-

 Payne, Jeffries and Morris also serve as directors of other investment companies which are advised by affiliated persons of the Adviser. Combining the Fund Complex with such other investment companies, Messrs. Conway, Dalzell-Payne, Jeffries and Morris received Total Compensation of $123,250, $116,250, $102,500 and $121,250, respectively, for each Fund's respective fiscal year ended in 1999. Each Fund recently adopted a deferred compensation plan for its Directors who are not "affiliated persons" of the Adviser. Pursuant to such plans, amounts deferred by a Director of a Fund will be retained by such Fund and will earn a rate of return determined by reference to the return on the common shares of such Fund. The Funds' respective deferred compensation plans are not yet operational.

  The following table sets forth certain information concerning the principal executive officers of the Funds. Francis E. Jeffries, a Director of DTF and of DUC, serves as President of each of the Funds. Information regarding Mr. Jeffries is set forth above. The officers serve until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the Funds but are also officers of the Adviser or PD&P and receive compensation in such capacities. Unless otherwise specified, the address of each of the following persons is 55 East Monroe Street, Chicago, Illinois 60603.

                               Positions and              Other Principal Occupations
Name and Age                Offices with Funds                  in Past 5 Years
------------                ------------------            ---------------------------
Dennis A. Cavanaugh..... Senior Vice President,    Mr. Cavanaugh is an Executive Vice
 Age: 55                 Assistant Treasurer and    President of the Adviser. Prior to
                         Chief Investment Officer   1994, Mr. Cavanaugh was a Senior Vice
                         of DUC                     President of the Adviser.
James P. Wehr........... Vice President and Chief  Mr. Wehr is a Vice President of Phoenix
 56 Prospect Street      Investment Officer of DTF  Investment Counsel, Inc. Mr. Wehr is
 Hartford, CT 06115                                 also Co-Portfolio Manager of Phoenix
 Age: 42                                            Tax-Exempt Bond Portfolio and Phoenix
                                                    California Tax-Exempt Bonds, Inc. and
                                                    the Portfolio Manager of the Managed
                                                    Bond Portfolio, an Institutional Fund.
Timothy Heaney.......... Vice President            Mr. Heaney is Portfolio Manager of the
 56 Prospect Street                                 Phoenix Tax-Exempt Bond Portfolio of
 Hartford, CT 06115                                 Phoenix Multi-Portfolio Fund and
 Age: 35                                            Portfolio Manager of Phoenix California
                                                    Tax-Exempt Bonds, Inc. Mr. Heaney is
                                                    also Vice President of Phoenix Multi-
                                                    Portfolio Fund, Phoenix California Tax-
                                                    Exempt Bonds, Inc. and Duff & Phelps
                                                    Utilities Tax-Free Income Inc. He is
                                                    Managing Director, Fixed Income for
                                                    Phoenix Investment Counsel, Inc. and
                                                    National Securities & Research
                                                    Corporation. Previously, Mr. Heaney was
                                                    Co-Manager of Phoenix Multi-Portfolio
                                                    Fund and Phoenix California Tax-Exempt
                                                    Bonds, Inc. He was also Director, Fixed
                                                    Income Research, Phoenix Investment
                                                    Counsel, Inc. and National Securities &
                                                    Research Corporation and Investment
                                                    Analyst for Phoenix Investment Counsel,
                                                    Inc. and Phoenix Home Life Mutual
                                                    Insurance Company.

                              Positions and              Other Principal Occupations
Name and Age                Offices with Funds                 in Past 5 Years
------------                ------------------           ---------------------------
James Rosenberger....... Treasurer and Principal  Mr. Rosenberger is Controller-
 55 East Monroe Street   Financial and Accounting  Institutional Business for Phoenix
 Chicago, IL 60603       Officer                   Investment Partners, Ltd. Previously,
 Age: 37                                           Mr. Rosenberger was Associate Director
                                                   at SBC Warburg Dillon Read for
                                                   Information Technology Business
                                                   Management and Finance and Control.
Nancy J. Engberg........ Secretary of DTF and     Ms. Engberg joined Phoenix Investment
 56 Hartford Street      DUC                       Partners, Ltd. in April 1999 as Vice
 Hartford, CT 06115                                President and Counsel. From June 1997
 Age: 43                                           to April 1999, Ms. Engberg served as
                                                   Second Vice President and Corporate
                                                   Counsel for Phoenix Home Life Insurance
                                                   Company. Ms. Engberg began her career
                                                   with Phoenix Home Life Insurance
                                                   Company in 1994. Ms. Engberg currently
                                                   serves as Secretary or Assistant
                                                   Secretary of most of the open-end and
                                                   closed-end funds advised by the Adviser
                                                   and Phoenix Investment Partners, Ltd.'s
                                                   other subsidiaries.

  As of respective Record Dates, the Directors and officers of each Fund as a group owned less than 1% of the outstanding DTF Common Shares and DUC Common Shares, respectively, and no outstanding shares of RP of DTF. Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require each of the Funds' officers and directors, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a Fund's equity securities to file forms with the Securities and Exchange Commission and the New York Stock Exchange, if applicable, reporting their affiliation with the respective Fund and reports of ownership and changes in ownership of shares of the respective Fund's equity securities. These persons and entities are required by U.S. securities regulations to furnish the Funds with copies of all such forms they file. Based on a review of these forms furnished to the Funds, the Funds believe that during the last fiscal year of each Fund, the Funds' officers and directors, investment advisers and affiliated persons of the investment adviser complied with all applicable filing requirements.

  None of the Directors or officers of the Funds made any purchases or sales of securities of PXP or any of its subsidiaries, including the Adviser, exceeding 1% of the outstanding common stock of such company during each Fund's fiscal year ended in 1999.

  Nominees for DTF Directors. At the Meeting, E. Virgil Conway, Everett L. Morris and Harry Dalzell-Payne are to be considered for election to serve as Class II Directors until the Annual Meeting of Shareholders in 2003 or until successors are duly elected and qualified. Except with respect to Mr. Morris, holders of Common Shares and holders of RP, voting as a single class, will vote with respect to each of the nominees for Director and an affirmative vote of a plurality of the Common Shares and RP, voting as a single class, present at the Meeting in person or by proxy, is required to elect each such nominee. With respect to Mr. Morris, holders of shares of RP, voting as a separate class, will vote with respect to such nominee for Director and an affirmative vote of a plurality of the shares of RP, voting as a separate class, is required to elect such nominee. It is the intention of the persons named on the enclosed proxy to vote the Shares represented by them for the election of the respective nominees unless the proxy is marked otherwise.

  The Articles of Incorporation and By-Laws of DTF provide that the Board of Directors shall consist of not less than three nor more than nine directors divided into three classes, the classes to be as nearly equal in number as possible. Generally, the Directors of only one class are elected at each annual meeting so that the regular term of only one class of Directors will expire annually and any particular Director stands for election only once in each three-year period. Assuming each of the DTF nominees is elected at the Meeting, the terms of each class of the Board of Directors will expire at the annual meetings of DTF in the years indicated in the table below.

                          Class III Directors - 2001
                              William W. Crawford
                               Richard A. Pavia
                             Philip R. McLoughlin

                           Class I Directors - 2002
                             William N. Georgeson
                              Francis E. Jeffries
                                Eileen A. Moran

                           Class II Directors - 2003
                               E. Virgil Conway
                               Everett L. Morris
                              Harry Dalzell-Payne

  Pursuant to the 1940 Act, as long as any shares of RP are outstanding, the holders of shares of RP, voting as a separate class, will elect two of the Directors of DTF. Everett L. Morris and Richard A. Pavia have been designated to be elected by the holders of RP. In the event a vacancy occurs on the Board of Directors by reason of death, resignation or a reason other than removal by the appropriate class of stockholders, the remaining Directors, or remaining Director, elected by the class or classes of shares that elected the vacant Director's position shall fill the vacancy for the entire unexpired term.

  Nominees for DUC Directors. At the Meeting, William N. Georgeson, Francis E. Jeffries and Eileen A. Moran are to be considered for election to serve as Class I Directors until the Annual Meeting of Shareholders in 2003 or until successors are duly elected and qualified. The holders of Common Shares will vote with respect to each of the nominees for Director. An affirmative vote of a plurality of the Common Shares, present at the Meeting in person or by proxy, is required to elect each nominee. It is the intention of the persons named on the enclosed proxy to vote the Shares represented by them for the election of the respective nominees unless the proxy is marked otherwise.

  The Articles of Incorporation and By-Laws of DUC provide that the Board of Directors shall consist of not less than three nor more than nine directors divided into three classes, the classes to be as nearly equal in number as possible. Generally, the Directors of only one class are elected at each annual meeting so that the regular term of only one class of Directors will expire annually and any particular Director stands for election only once in each three-year period. Assuming each of the DUC nominees is elected at the Meeting, the terms of each class of the Board of Directors expire at the annual meetings of DUC in the years indicated in the table below.

                           Class II Directors - 2001
                               E. Virgil Conway
                               Everett L. Morris
                              Harry Dalzell-Payne

                          Class III Directors - 2002
                              William W. Crawford
                               Richard A. Pavia
                             Philip R. McLoughlin

                           Class I Directors - 2003
                             William N. Georgeson
                              Francis E. Jeffries
                                Eileen A. Moran

Shareholder Approval

  With respect to DTF, holders of DTF Common Shares and holders of shares of RP, voting together as a single class, are entitled to vote on each nominee for DTF, except Mr. Morris. With respect to DTF, holders of shares of RP, voting as a separate class are entitled to vote on Mr. Morris as a nominee for DTF. With respect to DUC, holders of DUC Common Shares are entitled to vote on each nominee for DUC. The affirmative vote of a plurality of the Shares cast in person or by proxy is required to elect the respective nominees. THE BOARDS OF DIRECTORS RECOMMEND A VOTE "IN FAVOR" OF EACH OF THE NOMINEES.

               PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

  The Board of Directors of DTF and DUC, including a majority of the Directors who are not "interested persons" of DTF and DUC, have selected the firm of Ernst & Young LLP, independent certified public accountants, to examine the financial statements of such Funds for the 2000 fiscal year of each Fund. DTF and DUC know of no direct or indirect financial interest of such firm in DTF or DUC. The appointment of Ernst & Young LLP is subject to ratification or rejection by the Shareholders of DTF and DUC, respectively. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

  Representatives of Ernst & Young LLP are expected to be available at the Meeting and will be available to respond to questions from Shareholders and will have the opportunity to make a statement if they so desire.

Shareholder Approval

  With respect to DTF, holders of DTF Common Shares and holders of shares of RP, voting together as a single class, are entitled to vote on this issue. With respect to DUC, holders of DUC Common Shares are entitled to vote on this issue. The affirmative vote of a majority of the Shares cast in person or by proxy is required to ratify the selection of the independent auditors. THE BOARDS OF DIRECTORS RECOMMEND A VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP TO SERVE AS INDEPENDENT AUDITORS OF DTF AND DUC.

                          PROXY SOLICITATION EXPENSES

  The expense of preparing, printing and mailing the enclosed form of proxy, accompanying Notice of Meeting and this Proxy Statement and all other costs in connection with the solicitation of proxies will be borne by the Funds, which will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Shares of the Funds.

  In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Funds, the Adviser, or by dealers or their representatives. It is anticipated that the cost of such supplementary solicitations, if any, will be nominal.

               REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

  The Annual Reports to Shareholders of each Fund, which include financial statements of each Fund as of its 1999 fiscal year end, have previously been mailed to shareholders. DTF will furnish, without charge, a copy of its Annual Report by calling State Street Bank and Trust Company, DTF's transfer agent, at (800) 451-6788 or by writing to Prudential Investments Fund Management, LLC, DTF's administrator, at Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102. DUC will furnish, without charge, a copy of its Annual Report, by calling Princeton Administrators, L.P., DUC's administrator, at (800) 543-6217 or by writing to Princeton Administrators, L.P., P.O. Box 9011, Princeton, NJ 08543-9011. None of the Directors or officers of the Funds has a material interest in such administrators.

                             SHAREHOLDER PROPOSALS

  Shareholder proposals intended to be presented at the year 2001 Joint Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the appropriate Fund at the Fund's principal executive offices by January 5, 2001. In order for the Shareholder proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's executive offices by March 19, 2001.

                                    GENERAL

  Management of the Funds does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of Shareholders entitled to be present and vote at the Meeting will be available at the offices of the Funds, 55 East Monroe Street, Chicago, Illinois 60603, for inspection by any Shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting will necessitate adjournment and will give rise to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          NANCY J. ENGBERG
                                          Secretary

May 3, 2000

     [X]  PLEASE MARK VOTES AS IN THIS EXAMPLE

     --------------------------------------------
     DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.
     --------------------------------------------

                      COMMON STOCK

     The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 31, 2000.

     CONTROL NUMBER:




                                                     --------------------------
      Please be sure to sign and date this Proxy.    Date
-------------------------------------------------------------------------------


------------Stockholder sign here----------------Co-owner sign here------------
--------------------------------------------------------------------------------

1. Authority to vote for the election as Class II Directors, the nominees listed below:

                                         FOR ALL        WITHHOLD       FOR ALL
                                         NOMINEES                      EXCEPT
           (01) E. Virgil Conway
         (02) Harry Dalzell-Payne          [_]            [_]            [_]

     NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominee.


2. As to the proposal to ratify the selection of Ernst & Young LLP as independent auditors for the Fund's fiscal year ending October 31, 2000.

                                           FOR         AGAINST         ABSTAIN

                                           [_]            [_]            [_]

3. Upon any and all other business which may come before the Annual Meeting or any adjournment thereof.



     Mark box at right if an address change or comment has
     been noted on the reverse side of this card.                        [_]

     RECORD DATE SHARES:
--------------------------------------------------------------------------------

[DUFPM - DUFF & PHELPS UTILITIES TAX-FREE INCOME INC. common] [FILE NAME:
DUFPM1.ELX]
                      [VERSION - 1] [04/19/00 (04/19/00)]

                 DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.

                 ANNUAL MEETING OF STOCKHOLDERS - MAY 31, 2000
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of DUFF & PHELPS UTILITIES TAX-FREE INCOME INC. (the "Fund"), a Maryland corporation, hereby appoints Nancy J. Engberg and Thomas N. Steenburg, and each of them, with full power of substitution and revocation, as proxies, to represent the undersigned at the Annual Meeting of Stockholders to be held at The Cliff House, 395 Deer Cliff Road, Avon, Connecticut 06001, on May 31, 2000 at 8:00 a.m., and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitutes, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

--------------------------------------------------------------------------------
     PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

---------------------------------------------

---------------------------------------------

---------------------------------------------


DO YOU HAVE ANY COMMENTS?

---------------------------------------------

---------------------------------------------

---------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.
--------------------------------------------------------------------------------

                          REMARKETED PREFERRED STOCK

     The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 31, 2000.

CONTROL NUMBER:




                                                     ---------------------------
Please be sure to sign and date this Proxy.          Date
--------------------------------------------------------------------------------


  Stockholder sign here                              Co-owner sign here
--------------------------------------------------------------------------------

1. Authority to vote for the election as Class II Directors, the nominees listed below:

                                      For         Withhold     For All Except
                                  All Nominees
     (01) E. Virgil Conway             [_]           [_]              [_]

     (02) Everett L. Morris            [_]           [_]              [_]

     (03) Harry Dalzell-Payne          [_]           [_]              [_]


     NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


2. As to the proposal to ratify the selection of Ernst & Young LLP as independent auditors for the Fund's fiscal year ending October 31, 2000.

                               For       Against     Abstain

                               [_]         [_]         [_]

3. Upon any and all other business which may come before the Annual Meeting or any adjournment thereof.

     Mark box at right if an address change or comment
     has been noted on the reverse side of this card.           [_]

     RECORD DATE SHARES:

--------------------------------------------------------------------------------

PREFERRED        DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.          PREFERRED

                 Annual Meeting of Stockholders - May 31, 2000
              Proxy Solicited on Behalf of the Board of Directors

The undersigned holder of shares of Remarketed Preferred Stock of DUFF & PHELPS UTILITIES TAX-FREE INCOME INC. (the "Fund"), a Maryland corporation, hereby appoints Nancy J. Engberg and Thomas N. Steenburg, and each of them, with full power of substitution and revocation, as proxies, to represent the undersigned at the Annual Meeting of Stockholders to be held at The Cliff House, 395 Deer Cliff Road, Avon, Connecticut 06001, on May 31, 2000 at 8:00 a.m. and at any and all adjournments thereof, and thereat to vote all shares of Remarketed Preferred Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitutes, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-------------------------------------------

-------------------------------------------

-------------------------------------------


DO YOU HAVE ANY COMMENTS?

-------------------------------------------

-------------------------------------------

-------------------------------------------


--------------------------------------------------------------------------------

 [DUFPF - DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.] [FILE NAME: DUFPF2.ELX]
                      [VERSION - 1] [04/19/00 (04/19/00)]

                           DUFF & PHELPS UTILITY AND
                           CORPORATE BOND TRUST INC.
                 ANNUAL MEETING OF STOCKHOLDERS - MAY 31, 2000
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned holder of shares of Common Stock of DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. (the "Fund"), a Maryland corporation, hereby appoints Nancy J. Engberg and Thomas N. Steenburg and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the annual meeting of stockholders to be held at The Cliff House, 395 Deer Cliff Road, Avon, Connecticut 06001, on May 31, 2000 at 8:00 a.m. (the "Annual Meeting") and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

     If more than one of the proxies, or their substitute, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

          HAS YOUR ADDRESS CHANGED?

 ------------------------------------------

 ------------------------------------------

 ------------------------------------------

(Continued and to be signed and dated on reverse side)

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
P.O. BOX 11177
NEW YORK, N.Y. 10203-0177

--------------------------------------------------------------------------------

           [__]

1.   Authority to vote for the election as Class I
     Directors, the nominees are listed below:

FOR all nominees
listed below                     [_]

WITHHOLD AUTHORITY to vote
for all nominees listed below    [_]

*EXCEPTIONS                      [_]

Nominees for Class I:   William N. Georgeson, Francis E. Jeffries
                        and Elleon A. Moran

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions
           ---------------------------------------------------------------------

2. As to the proposal to ratify the selection of Ernst & Young LLP as independent auditors for the Fund's fiscal year ending December 31, 2000.

     FOR  [_]      AGAINST  [_]      ABSTAIN  [_]

Please Vote, Date, and Sign and Return Promptly In Enclosed Envelope.

3. Upon any and all other business which may come before the Annual Meeting or any adjournment thereof.

The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 31, 2000.

                                                         Change of Address
                                                         and/or Comments
                                                         Mark Here         [_]

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustee and other individuals should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should sign his or her title.



Dated                                 ,2000
     ---------------------------------

-------------------------------------------
       (Signature of Stockholder)

-------------------------------------------
   (Signature of Joint Owner, if any)


Votes must be indicated
(x) in Black or Blue ink.  [X]
--------------------------------------------------------------------------------